File Number: 333-84546
                                               Filed Pursuant to Rule 497(e) of
                                                     the Securities Act of 1933

                                                                  July 20, 2012


             Pioneer Ibbotson Growth Allocation VCT Portfolio (Class II Shares)
            Pioneer Ibbotson Moderate Allocation VCT Portfolio (Class I Shares)
           Pioneer Ibbotson Moderate Allocation VCT Portfolio (Class II Shares)


                Supplement to each Prospectus dated May 1, 2012


As of the date of this supplement, each portfolio may invest in the following additional underlying funds.


                                                                                    Percentage
                                                                                      of Fund
Fund Name                                                                            Holdings
-------------------------------------------------------------------------------------------------------
BlackRock Global SmallCap Fund, Inc.                                                   0-30%
BlackRock International Opportunities Portfolio                                        0-30%

The following underlying funds are added to Appendix A "Information about the underlying funds."

BlackRock Global SmallCap Fund, Inc.

Investment Objective
The investment objective of BlackRock Global SmallCap Fund, Inc. (the "Fund") is to seek long-term growth of capital by investing primarily in a portfolio of equity securities of small cap issuers located in various foreign countries and in the United States.

Principle Investment Strategies
The Fund invests in a diversified portfolio primarily consisting of equity securities of small cap issuers in various foreign countries and in the United States. Equity securities consist primarily of common and preferred stocks and depositary receipts, and include securities convertible into common stock, and securities or other instruments whose price is linked to the value of common stock. Depositary receipts include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and unsponsored Depositary Receipts. ADRs are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. EDRs (issued in Europe) and GDRs (issued throughout the world) each evidence a similar ownership arrangement. In addition, the Fund may invest in derivative securities or instruments, such as options and futures, the value of which is based on a common stock or a group of common stocks. The Fund may use derivatives to hedge its investment portfolio against market, interest rate and currency risks or to seek to enhance its return. The derivatives that the Fund may use include indexed and inverse securities, options, futures, swaps and forward foreign exchange transactions.

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small cap issuers. Small cap issuers are those whose market capitalization is similar to the market capitalization of companies in the Morgan Stanley Capital International ("MSCI") World Small Cap IndexSM at the time of the Fund's investment. As of September 30, 2011, the MSCI World Small Cap IndexSM included companies with free float market capitalizations between $10.8 million and $6.3 billion. The market capitalizations of companies in the index change with market conditions and the composition of the MSCI World Small Cap Index.SM

The Fund will invest in securities of issuers from a variety of countries, including those in emerging markets. The Fund may also invest in equity securities issued by emerging growth companies, which are companies of any market capitalization without a long or consistent history of earnings but that Fund management believes have the potential for earnings growth over an extended period of time.

Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more - unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30%)
- of its total assets in foreign securities, which may include securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

Investment Adviser
BlackRock Advisors, LLC. (adviser); BlackRock Investment Management, LLC. (subadviser)


BlackRock International Opportunities Portfolio

Investment Objective
The investment objective of BlackRock International Opportunities Portfolio ("International Opportunities" or the "Fund") is to seek long-term capital appreciation.

Principle Investment Strategies
Under normal market conditions, International Opportunities invests at least 80% of its net assets in equity securities issued by foreign companies of any market capitalization. The Fund may invest up to 40% of its net assets in stocks of issuers in emerging market countries.

The Fund primarily buys common stock but can also invest in preferred stock and convertible securities. From time to time the Fund may invest in shares of companies through initial public offerings ("IPOs").

The Fund may, when consistent with the Fund's investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future). The Fund may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

Investment Adviser
BlackRock Advisors, LLC. (adviser); BlackRock International Limited (subadviser)


                                                                   25850-00-0712
                                         (c)2012 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SPIC